SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



Date of Report: May 31, 2002
----------------------------
(Date of earliest event reported)



                    Banc of America Commercial Mortgage Inc.
            (as depositor under the Pooling and Servicing Agreement,
                    dated as of May 1, 2002, relating to the
                    Banc of America Commercial Mortgage Inc.,
         Commercial Mortgage Pass-Through Certificates, Series 2002-PB2)
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             (Exact name of registrant as specified in its charter)



         Delaware                  333-65298-03               56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



Bank of America Corporate Center, 100 North Tryon Street, Charlotte,   NC28255
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          (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (704) 386-2400

ITEM 5.  OTHER EVENTS.

            Attached as Exhibit 4 is the Pooling and Servicing Agreement dated as of May 1, 2002 (the "Pooling and Servicing Agreement"), by and among Banc of America Commercial Mortgage Inc. (the "Company"), as depositor, Bank of America, N.A., as master servicer, Lennar Partners, Inc., as special servicer and Wells Fargo Bank Minnesota, N.A., as trustee and REMIC Administrator. The Pooling and Servicing Agreement governs the Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2002-PB2 (the "Certificates"), including the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E and Class F Certificates (the "Publicly Offered Certificates"), which were issued on May 22, 2002, with an aggregate principal balance as of May 1, 2002 of $983,787,560. The Publicly Offered Certificates were sold to Banc of America Securities LLC ("BAS"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and J.P. Morgan Securities Inc. ("JPMorgan") pursuant to an Underwriting Agreement, dated May 9, 2002, among BAS, Merrill Lynch and JPMorgan, as underwriters, and the Company.

            Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

            Attached as Exhibit 99.1 is the Mortgage Loan Purchase and Sale Agreement dated as of May 1, 2002, by and between Bank of America, N.A. ("Bank of America") and the Company (the "Bank of America/BACM Mortgage Loan Purchase and Sale Agreement").

            Attached as Exhibit 99.2 is the Mortgage Loan Purchase and Sale Agreement dated as of May 1, 2002, by and between Prudential Mortgage Capital Funding, LLC ("PMCF") and the Company (the "PMCF/BACM Mortgage Loan Purchase and Sale Agreement").

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 4         Pooling and Servicing Agreement

Exhibit 8         Tax Matters Opinion

Exhibit 99.1      Bank of America/BACM Mortgage Loan Purchase and Sale Agreement

Exhibit 99.2      PMCF/BACM Mortgage Loan Purchase and Sale Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   BANC OF AMERICA COMMERCIAL MORTGAGE INC.


                                   By: /s/ Manish Parwani
                                      ----------------------------------
                                      Name:  Manish Parwani
                                      Title: Vice President

Date:  May 31, 2002

                                  Exhibit Index
                                  -------------




Item 601(a) of Regulation                                       Paper (P) or
    S-K Exhibit No.         Description                         Electronic (E)
-----------------------     -----------                         --------------

             4              Pooling and Servicing Agreement              E

             8              Tax Matters Opinion                          E

           99.1             Bank of America/BACM Mortgage Loan           E
                                Purchase and Sale Agreement

           99.2             PMCF/BACM Mortgage Loan Purchase             E
                                and Sale Agreement